Supplement to the
Fidelity® Select Portfolios®
April 29, 2005
Prospectus

The following information replaces the biographical information for Home Finance Portfolio found in the "Fund Management" section on page 79.

Valerie Friedholm is manager of Home Finance Portfolio, which she has managed since May 2004. Ms. Friedholm joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from Harvard Business School. Previously, she was with General Electric Company from 1994 to 1998, most recently as an account manager.

The following information replaces the biographical information for Financial Services Portfolio found in the "Fund Management" section on page 79.

Charles Hebard is manager of Financial Services Portfolio and Insurance Portfolio, which he has managed since May 2005 and June 2004, respectively. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

The following information replaces the biographical information for Computers Portfolio found in the "Fund Management" section on page 79.

James Morrow is manager of Computers Portfolio, which he has managed since August 2005. Mr. Morrow also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and manager.

The following information replaces the biographical information for Natural Gas Portfolio found in the "Fund Management" section on page 80.

Matthew Friedman is manager of Natural Gas Portfolio, which he has managed since June 2005. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

SEL-05-09 August 25, 2005
1.482105.176